MML SERIES INVESTMENT FUND

MML Foreign Fund

Supplement dated August 4, 2017 to the

Prospectus dated May 1, 2017 and the

Summary Prospectus dated May 1, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.

Effective immediately, the following information replaces similar information for the MML Foreign Fund regarding Cindy L. Sweeting under the heading Portfolio Managers in the section titled Management (Page 22 of the Prospectus):

Cindy L. Sweeting, CFA is the President and a Director of Portfolio Management at Templeton. She has managed the Fund since June 2012. Templeton anticipates that Ms. Sweeting will retire as a Portfolio Manager of the Fund effective December 31, 2017. Effective January 1, 2018, Matthew R. Nagle, CFA, an Executive Vice President and Portfolio Manager/Research Analyst at Templeton, will be added as a Portfolio Manager of the Fund.

Effective immediately, the following information replaces similar information found on pages 105-106 of the Prospectus for Templeton Investment Counsel, LLC (“Templeton”) related to the MML Foreign Fund and Cindy L. Sweeting under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:

Cindy L. Sweeting, CFA

is a portfolio manager of the MML Foreign Fund. Ms. Sweeting is the President of Templeton and Director of Portfolio Management for the Templeton Global Equity Group (“TGEG”). She has lead portfolio manager responsibility for the TIF-International Equity Series and portfolio management responsibility for a number of other commingled funds and separate account relationships. In addition, Ms. Sweeting oversees the institutional segment of TGEG’s global investment management business. Ms. Sweeting joined Templeton in 1997. Templeton anticipates that Ms. Sweeting will retire as a Portfolio Manager of the Fund effective December 31, 2017. Effective January 1, 2018, Matthew R. Nagle, CFA, an Executive Vice President and Portfolio Manager/Research Analyst at Templeton, will be added as a Portfolio Manager of the Fund. Mr. Nagle is responsible for managing institutional portfolios, and also has global research responsibilities for the U.S. banks sector, electronic manufacturing services, and component manufacturer companies. Mr. Nagle joined Templeton in 2003.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L7352-17-02

F-17-01